SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[Amendment No. ___]

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement.

[   ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[   ] Definitive Proxy Statement.

[X] Definitive Additional Materials.

[   ] Soliciting Material pursuant to section 240.14a-11(c) or section 240.14a-12.

Nicholas Limited Edition, Inc.

(Name of Registrant as Specified in its Charter)

_________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

_________________________________________________________

(2) Aggregate number of securities to which transaction applies:

_________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________________________________

(4) Proposed maximum aggregate value of transaction:

_________________________________________________________

(5) Total fee paid:

_________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:________________________________________________

(2) Form, Schedule, or Registration Statement No.:_______________________________

(3) Filing Party:__________________________________________________________

(4) Date Filed:___________________________________________________________

PLEASE VOTE NOW!

NICHOLAS LIMITED EDITION, INC.

NICHOLAS II, INC.

NICHOLAS INCOME FUND, INC.

SPECIAL MEETINGS OF STOCKHOLDERS ON OCTOBER 29, 2004

700 North Water Street, Milwaukee Wisconsin 53202

Dear Stockholder:

Recently we distributed proxy materials regarding the Special Meetings of stockholders for the above-mentioned funds. These meetings are scheduled for Friday, October 29, 2004. Our records indicate that we have not yet received your voting instructions.

YOUR VOTE IS NEEDED IMMEDIATELY!

Your vote is important, no matter what the size of your holdings may be. Your vote will enable each of the Funds in which you participate to hold its meeting as scheduled and avoid the cost of additional solicitation, so please vote immediately.

If you have any questions regarding the meeting agenda or the execution of your proxy, please call Georgeson Shareholder toll-free at (888) 288-5467.

1. By Phone: Please call Georgeson Shareholder Communications Inc. toll-free at (888) 288-5467. Representatives are available to answer any questions and take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. By Internet: Please refer to the website printed on your proxy card and enter the control number located on your proxy card.

3. By Touch-tone Phone: Please call the toll-free number printed on your proxy card. Enter the control number located on your proxy card and follow the recorded instructions.

You can also mail your completed proxy card(s) in the enclosed postage-paid return envelope, but please use one of the quicker voting methods, if possible, to ensure that we may receive your executed proxy by October 29, 2004.

If you have already voted, thank you for your response. If you have not yet voted, thank you in advance for your attention to this matter.